UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 12, 2007

LOGICVISION, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-31773	94-3166964
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

25 Metro Drive, 3rd Floor San Jose, California		95110
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(408) 453-0146

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of
Listing.

     On April 12, 2007, LogicVision, Inc. (the “Company”) received a notice from The Nasdaq Stock Market (“Nasdaq”) stating that the Company is not in compliance with the requirements for continued inclusion under Nasdaq Marketplace Rule 4450(a)(5). Nasdaq stated in its notice that, in accordance with the Nasdaq Marketplace Rules, the Company will be provided 180 calendar days, or until October 9, 2007, to regain compliance. The Company issued a press release on April 13, 2007, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

        (d)              Exhibits.

                       99.1               Press release dated April 13, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2007
LOGICVISION, INC.

	By:	/s/ Bruce M. Jaffe
Bruce M. Jaffe
Vice President of Finance and Chief
Financial Officer

Exhibit Index
Exhibit Number	Description
99.1	Press Release dated April 13, 2007